UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2020

HyreCar Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38561	47-2480487
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

355 South Grand Avenue, Suite 1650 Los Angeles, California	90071
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 688-6769

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	HYRE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 29, 2020, the Compensation Committee (the “Committee”) of the board of directors (the “Board”) of HyreCar Inc. (the “Company”) approved an exchange (the “Exchange”) of grants under the HyreCar Inc. 2018 Equity Incentive Plan (the “2018 Plan”) previously made to executive officers and directors of the Company (the “Grantees”). Also on April 29, 2020, the Board, upon recommendation from the Committee, approved the Exchange.

Pursuant to the Exchange, the Grantees each received shares of the Company’s common stock, par value $0.00001 per share (“Common Stock”), under the 2018 Plan in exchange for the cancellation of outstanding option grants (“Options”) under the 2018 Plan.

 Joseph Furnari, the Company’s Chief Executive Officer, received 100,000 shares of Common Stock in exchange for the cancelation of 200,000 Options; Scott Brogi, the Company’s Chief Financial Officer, received 131,250 shares of Common Stock in exchange for the cancelation of 300,000 Options; Henry Park, the Company’s Chief Operating Officer, received 131,250 shares of Common Stock in exchange for the cancelation of 300,000 Options; Michael Furnari, the Company’s Chief Business Development Officer, received 75,000 shares of Common Stock in exchange for the cancelation of 150,000 Options; Grace Mellis, Chairman of the Board, received 200,000 shares in exchange for the cancelation of 250,000 Options; Brooke Skinner Ricketts, Director, received 110,000 shares of Common Stock in exchange for the cancelation of 147,500 Options; Michael Root, Director, received 37,500 shares of Common Stock in exchange for the cancelation of 75,000 Options; and Jayaprakash Vijayan received 37,500 shares of Common Stock in exchange for the cancelation of 75,000 Options.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HyreCar Inc.

Date: May 5, 2020	By:	/s/ Joseph Furnari
Joseph Furnari
Chief Executive Officer

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